This information is furnished to you solely by Wachovia Securities and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: June 6, 2002

Renaissance Mortgage Acceptance Corp. 2002-2

Home Equity Loan Asset-Backed Certificates, Series 2002-2

$197,000,000 (Approximate)

Subject to a +/- 10% Variance

Publicly Offered Certificates

Fixed and Adjustable Rate Mortgage Loans

Expected Ratings
Class (1,2)	Approximate Principal Bal	Tranche Type	Certificate Coupon (3)	WAL (Yrs) Call/Mat (5)	Pmt Window (Mos) Call/Mat (5)	Assumed Final Maturity (6)	S&P	Moody’s	Fitch

A	$164,000,000	Floating Rate Senior	(4)	3.00/3.22	1-93/1-204	August 2032	[AAA]	[Aaa]	[AAA]
M-1	$14,000,000	Floating Rate Sub	(4)	5.29/5.81	37-93/37-166	August 2032	[AA]	[Aa2]	[AA]
M-2	$10,500,000	Floating Rate Sub	(4)	5.29/5.72	37-93/37-148	August 2032	[A]	[A2]	[A]
B	$8,500,000	Floating Rate Sub	(4)	5.25/5.43	37-93/37-124	August 2032	[BBB]	[Baa2]	[BBB]
Total	$197,000,000

(1)

The Certificate Principal Balances shown in the table above are subject to final rating agency approval and to a +/-10% variance.

(2)

The Certificates are subject to a 10% Clean-up Call (as described herein).  After the first distribution date on which the Clean-up Call is exercisable, the margin on the Class A Certificates doubles, and the related margins on the Class M-1, Class M-2 and Class B Certificates will increase by 1.5 times.

(3)

All of the Certificates are subject to the Available Funds Cap Rate (as described herein).

(4)

The Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus the related margin and (ii) the Available Funds Cap Rate.

(5)

See "Pricing Prepayment Speed" herein.

(6)

Estimated assumed final maturity dates, subject to final collateral.

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation

This information is furnished to you solely by Wachovia Securities and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Seller:	Delta Funding Corporation ("Delta").
Servicer:	Ocwen Federal Bank, FSB ("Ocwen").
Underwriter:	Greenwich Capital Markets, Inc.
Co-Manager:	Wachovia Securities.
Trustee/Custodian:	Wells Fargo Bank Minnesota, National Association. ("Wells Fargo").
Rating Agencies:	S&P, Fitch and Moody’s.
Statistical Calculation Date:	The close of business on April 30, 2002.
Cut-off Date:	The close of business on June 1, 2002.
Pricing Date:	On or about June 12, 2002.
Closing Date:	On or about June 27, 2002.
Settlement Date:	On or about June 27, 2002.
Distribution Date:	The 25th day of each month (or the next succeeding business day) commencing on July 25, 2002.
Certificates Offered:

The "Senior Certificates" will consist of the Class A Certificates.  The "Subordinate Certificates" will consist of the Class M-1, Class M-2 and Class B Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:	The Certificates will settle flat.
Interest Accrual Period:

The interest accrual period with respect to the Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Federal Tax Status:	It is anticipated that the Certificates will be treated as REMIC regular interests for tax purposes.
Registration:	The Certificates will be available in book-entry form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

This information is furnished to you solely by Wachovia Securities and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Initial Mortgage Loans:

As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein was approximately $116,241,504, consisting of approximately (i) $84,245,055 of fixed-rate Mortgage Loans (the "Initial Fixed-Rate Mortgage Loans") and (ii) approximately $31,996,449 of adjustable-rate Mortgage Loans (the "Initial Adjustable-Rate Mortgage Loans" together with the Initial Fixed-Rate Mortgage Loans, the "Initial Mortgage Loans").  See attached collateral descriptions for more information.

Additional Mortgage Loans:

On or prior to the Closing Date, approximately $83,758,496 of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $60,754,945 of additional fixed-rate Mortgage Loans (the "Additional Fixed-Rate Mortgage Loans") and (ii) approximately $23,003,551 of additional adjustable-rate Mortgage Loans (the "Additional Adjustable-Rate Mortgage Loans" together with the Additional Fixed Rate Mortgage Loans, the "Additional Mortgage Loans").  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the "Mortgage Loans."

Pricing Prepayment Speed:

The Certificates were priced based on the following prepayment assumptions:

Fixed rate mortgage loans:

120% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months).

Adjustable rate mortgage loans:

100% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months).

Optional Termination:

The terms of the transaction allow for a clean-up call (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Net Mortgage Rate:

The "Net Mortgage Rate" for any Mortgage Loan for any Distribution Date shall be a per annum rate equal to the applicable Mortgage Rate for such Mortgage Loan as of the first day of the month preceding the month in which such Distribution Date occurs minus the servicing fee and trustee fee.

Available Funds Cap Rate:

As to any Distribution Date, a per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans, the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Available Funds Cap Rate Carryover Amount:

If on any Distribution Date the certificate interest rate for any of the Certificates is limited by the Available Funds Rate Cap, the "Available Funds Cap Rate Carryover Amount" for such Class will be equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class at the related certificate interest rate (without giving effect to the Available Funds Cap Rate) over (b) the amount of interest that accrued at the Available Funds Cap Rate of the Mortgage Loans and (ii) any Available Funds Cap Rate Carryover Amount from the prior Distribution Date together with interest thereon at the related certificate rate (without giving effect to the Available Funds Cap Rate).  Any Available Funds Cap Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates from distribution of Excess Interest, to the extent available, as described in "Priority of Distributions."

This information is furnished to you solely by Wachovia Securities and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Credit enhancement for the Certificates will consist of (i) Excess Interest (as defined below), (ii) overcollateralization and (iii) subordination.
Credit Enhancement Percentages:

Initial Credit Enhancement		Target Credit Enhancement After Stepdown Date
Rating	Percent	Rating	Percent
AAA/Aaa/AAA	18.00%	AAA/Aaa/AAA	36.00%
AA/Aa2/AA	11.00%	AA/Aa2/AA	22.00%
A/A2/A	5.75%	A/A2/A	11.50%
BBB/Baa2/BBB	1.50%	BBB/Baa2/BBB	3.00%

Excess Interest:

For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the servicing and trustee fees paid in respect of the Mortgage Loans and (ii) the interest paid on the Certificates.

Overcollateralization Amount:

On any Distribution Date, the "Overcollateralization Amount" will be the amount by which the balance of the Mortgage Loans (the "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal Balance").  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

Required Overcollateralization Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date, [1.50]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

(ii)

on or after the Stepdown Date,  the greater of:

(a)

the lesser of:

(x) [1.50]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; and

(y) [3.00]% of the current aggregate principal balance of the Mortgage Loans;

(b)

[0.50]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "OC Floor").

On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

This information is furnished to you solely by Wachovia Securities and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordination Required Overcollateralization Amount:

On any Distribution Date on which a Delinquency Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement to make payments in respect of the Available Funds Cap Rate Carryover Amount to the Certificates.  The notional balance of the Yield Maintenance Agreement will be based upon the aggregate principal balance of the fixed rate mortgage loans amortizing at 115% PPC-F as described herein.  The strike price on the Yield Maintenance Agreement will be equal to [8.50]%.  The Yield Maintenance Agreement will terminate after the Distribution Date in March 2010.

Cumulative Loss Event:

A Cumulative Loss Event will have occurred if cumulative net losses (as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date) exceed the applicable percentages below during the related period of time:

Distribution Dates	Percentages
37-48	[ ]%
49-60	[ ]%
61-72	[ ]%
73-84	[ ]%
85 and thereafter	[ ]%

Delinquency Event:	The three-month rolling average of the percentage of Mortgage Loans 60+ days delinquent exceeds [40]% of the percentage equal to the credit enhancement provided to the Senior Certificates.
Stepdown Date:

The earlier to occur of

(i)

the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero and

(ii)

the later to occur of

(x)

the Distribution Date occurring in July 2005 and

(y)

the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 36.00%.

Subordination Increase Amount:	As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.
Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans is distributed to the Certificates).

This information is furnished to you solely by Wachovia Securities and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:

Available funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1.

To the Custodian and Trustee, the related fees;

2.

To the Senior Certificates, the related interest due, plus any related interest carryover shortfall;

3.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related interest due;

4.

To the Senior Certificates, principal;

5.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due, excluding any Subordination Increase Amounts;

6.

To the Certificates, the related Subordination Increase Amount, distributed as in priorities 4 and 5 above;

7.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, any interest and principal shortfalls;

8.

Sequentially, to the Class A, Class M-1, Class M-2 and Class B Certificates, the related Available Funds Rate Cap Carryover Amount;

9.

To the Trustee, reimbursement for any expenses incurred as a result of a servicing transfer related to the resignation or termination of the Servicer;

10.

To the residual certificates, any remaining amounts.

Principal Distribution Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate principal balance of the Class A Certificates.

As to any other Distribution Date, an amount equal to the excess, if any, of (i) the aggregate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) 67.00% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

This information is furnished to you solely by Wachovia Securities and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class M-1 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate class principal balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the class principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

81.00% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period, minus the OC Floor.

Class M-2 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii)

the class principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

91.50% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

This information is furnished to you solely by Wachovia Securities and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class B Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate class principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and

(iv)

the class principal balance of the Class B Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

100.00% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Allocation of Losses:	Losses not covered by the available credit enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1 Certificates).

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Wachovia Securities and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Trading Desk.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Wachovia Securities and not by the issuer of the securities or any of its affiliates.  Wachovia Securities is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class A To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	120% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	18.00	5.98	3.99	3.00	2.33	1.97	1.67
MDUR (yr)	14.05	5.31	3.68	2.81	2.21	1.89	1.61
First Prin Pay	07/25/02	07/25/02	07/25/02	07/25/02	07/25/02	07/25/02	07/25/02
Last Prin Pay	02/25/31	08/25/18	02/25/13	03/25/10	06/25/08	07/25/07	11/25/06

Class A To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	120% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	18.05	6.35	4.29	3.22	2.51	2.12	1.79
MDUR (yr)	14.08	5.55	3.90	2.99	2.36	2.02	1.72
First Prin Pay	07/25/02	07/25/02	07/25/02	07/25/02	07/25/02	07/25/02	07/25/02
Last Prin Pay	05/25/32	08/25/30	02/25/25	06/25/19	12/25/15	11/25/13	04/25/12

Class M-1 To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	120% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	26.11	10.92	7.18	5.29	4.36	4.13	4.20
MDUR (yr)	18.08	9.11	6.33	4.81	4.03	3.84	3.90
First Prin Pay	11/25/23	01/25/08	03/25/06	07/25/05	10/25/05	12/25/05	03/25/06
Last Prin Pay	02/25/31	08/25/18	02/25/13	03/25/10	06/25/08	07/25/07	11/25/06

Class M-1 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	120% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	26.23	11.82	7.87	5.81	4.77	4.47	4.54
MDUR (yr)	18.14	9.63	6.81	5.20	4.36	4.12	4.19
First Prin Pay	11/25/23	01/25/08	03/25/06	07/25/05	10/25/05	12/25/05	03/25/06
Last Prin Pay	03/25/32	05/25/28	04/25/21	04/25/16	05/25/13	09/25/11	06/25/10

This information is furnished to you solely by Wachovia Securities and not by the issuer of the securities or any of its affiliates.  Wachovia Securities is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-2 To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	120% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	26.11	10.92	7.18	5.29	4.27	3.90	3.73
MDUR (yr)	17.03	8.84	6.20	4.73	3.90	3.59	3.45
First Prin Pay	11/25/23	01/25/08	03/25/06	07/25/05	08/25/05	09/25/05	10/25/05
Last Prin Pay	02/25/31	08/25/18	02/25/13	03/25/10	06/25/08	07/25/07	11/25/06

Class M-2 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	120% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	26.23	11.70	7.76	5.72	4.62	4.19	3.97
MDUR (yr)	17.08	9.26	6.58	5.05	4.17	3.82	3.65
First Prin Pay	11/25/23	01/25/08	03/25/06	07/25/05	08/25/05	09/25/05	10/25/05
Last Prin Pay	02/25/32	07/25/26	04/25/19	10/25/14	02/25/12	08/25/10	07/25/09

Class B To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	120% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	26.09	10.84	7.12	5.25	4.20	3.78	3.52
MDUR (yr)	14.36	8.04	5.78	4.47	3.69	3.36	3.16
First Prin Pay	11/25/23	01/25/08	03/25/06	07/25/05	07/25/05	07/25/05	07/25/05
Last Prin Pay	02/25/31	08/25/18	02/25/13	03/25/10	06/25/08	07/25/07	11/25/06

Class B To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	120% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	26.14	11.16	7.35	5.43	4.34	3.89	3.62
MDUR (yr)	14.38	8.19	5.92	4.59	3.79	3.45	3.23
First Prin Pay	11/25/23	01/25/08	03/25/06	07/25/05	07/25/05	07/25/05	07/25/05
Last Prin Pay	11/25/31	06/25/23	08/25/16	10/25/12	07/25/10	04/25/09	04/25/08

This information is furnished to you solely by Wachovia Securities and not by the issuer of the securities or any of its affiliates.  Wachovia Securities is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Available Funds Cap Rate Schedule

Period	Available Funds Cap Rate (1)	Period	Available Funds Cap Rate (1)	Period	Available Funds Cap Rate (1)
1	9.75010%	32	8.81281%	63	8.87045%
2	8.80665%	33	9.75711%	64	9.16576%
3	8.80677%	34	8.81295%	65	8.86973%
4	9.10045%	35	9.10679%	66	9.16503%
5	8.80702%	36	8.81310%	67	8.86904%
6	9.10072%	37	9.11336%	68	8.86871%
7	8.80728%	38	8.88175%	69	9.47999%
8	8.80741%	39	8.88122%	70	8.86806%
9	9.75122%	40	9.17671%	71	9.16334%
10	8.80770%	41	8.88017%	72	8.86744%
11	9.10144%	42	9.17565%	73	9.16271%
12	8.80800%	43	8.87915%	74	8.86685%
13	9.10176%	44	8.87865%	75	8.86657%
14	8.80831%	45	9.82939%	76	9.16183%
15	8.80845%	46	8.87767%	77	8.86602%
16	9.10222%	47	9.17310%	78	9.16129%
17	8.80874%	48	8.87672%	79	8.86551%
18	9.10250%	49	9.17213%	80	8.86526%
19	8.80900%	50	8.87580%	81	9.81484%
20	8.80913%	51	8.87534%	82	8.86479%
21	9.41679%	52	9.17073%	83	9.16005%
22	8.80937%	53	8.87446%	84	8.86434%
23	9.10314%	54	9.16983%	85	9.15960%
24	8.80960%	55	8.87360%	86	8.86393%
25	9.10336%	56	8.87318%	87	8.86374%
26	8.81236%	57	9.82343%	88	9.15900%
27	8.81245%	58	8.87237%	89	8.86337%
28	9.10628%	59	9.16770%	90	9.15864%
29	8.81260%	60	8.87158%	91	8.86303%
30	9.10643%	61	9.16690%	92	8.86287%
31	8.81274%	62	8.87082%

(1)

Assumes that Six Month LIBOR stays at 2.0285% and is run at the Pricing Prepayment Speed to call.

This information is furnished to you solely by Wachovia Securities and not by the issuer of the securities or any of its affiliates.  Wachovia Securities is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Available Funds Cap Rate Schedule

Period	Available Funds Cap Rate (1,2)	Period	Available Funds Cap Rate (1,2)	Period	Available Funds Cap Rate (1,2)
1	18.08760%	32	17.38249%	63	19.89978%
2	17.14290%	33	18.36850%	64	20.26177%
3	17.14092%	34	17.45924%	65	19.94211%
4	17.43164%	35	17.79225%	66	20.30322%
5	17.13433%	36	17.53557%	67	19.98437%
6	17.42323%	37	17.89396%	68	20.00548%
7	17.12402%	38	18.35996%	69	20.72739%
8	17.11738%	39	18.39050%	70	20.04763%
9	18.05336%	40	18.74026%	71	20.40660%
10	17.10092%	41	18.45141%	72	20.08971%
11	17.38459%	42	18.80060%	73	20.44785%
12	17.07987%	43	18.51990%	74	20.13171%
13	17.36108%	44	18.78384%	75	20.15267%
14	17.05748%	45	19.86007%	76	20.50959%
15	17.04996%	46	18.83958%	77	20.19455%
16	17.33858%	47	19.19295%	78	20.55067%
17	17.04255%	48	18.89512%	79	20.23635%
18	17.33642%	49	19.25548%	80	20.25721%
19	17.04574%	50	19.17925%	81	21.35192%
20	17.05146%	51	19.20469%	82	20.29888%
21	17.66753%	52	19.56176%	83	20.65304%
22	17.07139%	53	19.25544%	84	20.34046%
23	17.37936%	54	19.61176%	85	20.69387%
24	17.10299%	55	19.31305%	86	20.38195%
25	17.41692%	56	19.54106%	87	20.40266%
26	17.17317%	57	20.64734%	88	20.75496%
27	17.19941%	58	19.58748%	89	20.44402%
28	17.52328%	59	19.94683%	90	20.79559%
29	17.26116%	60	19.63378%	91	20.48529%
30	17.59125%	61	19.99919%	92	20.50589%
31	17.33540%	62	19.87859%

(1)

Assumes that One Month LIBOR and Six Month LIBOR instantaneously increase to 20.00% and the Mortgage Loans are run at the Pricing Prepayment Speed to call.

(2)

Includes proceeds from the Yield Maintenance Agreement.

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loans
As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:	$116,241,504
NUMBER OF LOANS:	1,077

			Minimum		Maximum
AVG CURRENT BALANCE:	$107,930.83		$24,969.11		$500,000.00

WAVG GROSS COUPON:	9.770%		6.690%		14.490%

WAVG GROSS MARGIN:	8.032%		5.040%		12.940%
WAVG PERIOD RATE CAP:	1.000%		1.000%		1.000%
WAVG MIN INTEREST RATE:	9.788%		6.790%		13.840%
WAVG MAX INTEREST RATE:	16.788%		13.790%		20.840%

WAVG NEXT RESET:	36	months	0	months	38	months

WAVG CLTV:	75.31%		19.03%		95.00%
WAVG CREDIT SCORE:	599		N/A		805

WAVG ORIGINAL TERM:	331	months	72	months	360	months
WAVG REMAINING TERM:	331	months	72	months	360	months
WAVG SEASONING	0	months	0	months	5	months

TOP PREPAYMENT CONC ($):	78.77 % Prepayment Penalty, 21.23 % No Prepayment Penalty
WAVG PREPAY TERM:	29	months	12	months	60	months

TOP STATE CONC ($):	29.58 % New York, 12.03 % New Jersey, 10.03 % Illinois
MAXIMUM ZIP CODE CONC ($):	1.02% 11203

FIRST PAY DATE:	Dec 20, 2001		Jul 01, 2002
NEXT RATE CHANGE DATE:	Apr 01, 2004		Jun 01, 2005
MATURE DATE:	May 01, 2008		Jun 01, 2032

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Current	1,077	116,241,504.23	100.00
Total	1,077	116,241,504.23	100.00

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
24,969 - 50,000	229	8,667,617.74	7.46
50,001 - 100,000	397	28,721,240.87	24.71
100,001 - 150,000	204	25,009,761.05	21.52
150,001 - 200,000	119	20,652,957.81	17.77
200,001 - 250,000	71	15,718,242.73	13.52
250,001 - 300,000	35	9,553,349.17	8.22
300,001 - 350,000	13	4,306,813.10	3.71
350,001 - 400,000	6	2,282,771.76	1.96
400,001 - 450,000	2	828,750.00	0.71
450,001 - 500,000	1	500,000.00	0.43
Total	1,077	116,241,504.23	100.00

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
6.690 - 7.000	19	3,006,759.29	2.59
7.001 - 7.500	16	2,501,409.16	2.15
7.501 - 8.000	57	8,851,633.38	7.61
8.001 - 8.500	52	7,390,448.34	6.36
8.501 - 9.000	114	15,117,663.43	13.01
9.001 - 9.500	125	13,861,911.24	11.93
9.501 - 10.000	183	19,884,130.47	17.11
10.001 - 10.500	118	11,591,560.34	9.97
10.501 - 11.000	148	14,706,174.21	12.65
11.001 - 11.500	79	6,670,472.57	5.74
11.501 - 12.000	59	5,089,454.26	4.38
12.001 - 12.500	41	3,443,174.31	2.96
12.501 - 13.000	33	2,365,220.45	2.03
13.001 - 13.500	18	1,091,298.13	0.94
13.501 - 14.000	12	551,694.65	0.47
14.001 - 14.490	3	118,500.00	0.10
Total	1,077	116,241,504.23	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
5.040 - 5.500	7	760,393.67	2.38
5.501 - 6.000	5	562,948.35	1.76
6.001 - 6.500	12	1,358,194.64	4.24
6.501 - 7.000	30	4,073,895.68	12.73
7.001 - 7.500	41	4,980,490.55	15.57
7.501 - 8.000	49	4,779,399.60	14.94
8.001 - 8.500	58	6,459,268.34	20.19
8.501 - 9.000	31	2,395,230.63	7.49
9.001 - 9.500	32	2,649,670.73	8.28
9.501 - 10.000	21	1,543,917.68	4.83
10.001 - 10.500	9	424,612.07	1.33
10.501 - 11.000	11	1,165,303.93	3.64
11.001 - 11.500	10	436,873.04	1.37
11.501 - 12.000	2	370,500.00	1.16
12.501 - 12.940	1	35,750.00	0.11
Total	319	31,996,448.91	100.00

MIN INTEREST RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
6.790 - 10.000	190	21,628,619.62	67.60
10.001 - 10.500	30	2,639,839.40	8.25
10.501 - 11.000	40	3,474,388.17	10.86
11.001 - 11.500	19	1,242,621.94	3.88
11.501 - 12.000	15	1,249,679.27	3.91
12.001 - 12.500	5	412,275.00	1.29
12.501 - 13.000	12	962,643.94	3.01
13.001 - 13.500	7	340,881.57	1.07
13.501 - 13.840	1	45,500.00	0.14
Total	319	31,996,448.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

MAX INTEREST RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
13.790 - 17.000	190	21,628,619.62	67.60
17.001 - 17.500	30	2,639,839.40	8.25
17.501 - 18.000	40	3,474,388.17	10.86
18.001 - 18.500	19	1,242,621.94	3.88
18.501 - 19.000	15	1,249,679.27	3.91
19.001 - 19.500	5	412,275.00	1.29
19.501 - 20.000	12	962,643.94	3.01
20.001 - 20.500	7	340,881.57	1.07
20.501 - 20.840	1	45,500.00	0.14
Total	319	31,996,448.91	100.00

NEXT RATE ADJUSTMENT DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
04/01/04 - 04/30/04	1	124,042.59	0.39
05/01/04 - 05/31/04	5	884,400.00	2.76
03/01/05 - 03/31/05	4	488,726.82	1.53
04/01/05 - 04/30/05	109	10,910,703.95	34.10
05/01/05 - 05/31/05	179	17,660,325.55	55.19
06/01/05 - 06/30/05	21	1,928,250.00	6.03
Total	319	31,996,448.91	100.00

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
72 - 90	6	411,430.00	0.35
91 - 150	40	2,893,445.12	2.49
151 - 210	105	9,044,218.47	7.78
211 - 270	64	6,622,573.81	5.70
271 - 330	27	2,604,792.56	2.24
331 - 360	835	94,665,044.27	81.44
Total	1,077	116,241,504.23	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
72 - 120	30	2,109,228.84	1.81
121 - 180	118	9,941,514.75	8.55
181 - 240	65	6,722,923.81	5.78
241 - 300	22	2,015,443.51	1.73
301 - 360	842	95,452,393.32	82.12
Total	1,077	116,241,504.23	100.00

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
0	1,043	111,973,788.85	96.33
1 - 5	34	4,267,715.38	3.67
Total	1,077	116,241,504.23	100.00

CLTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
19.03 - 20.00	4	172,853.49	0.15
20.01 - 25.00	7	388,960.94	0.33
25.01 - 30.00	5	362,272.52	0.31
30.01 - 35.00	6	545,914.56	0.47
35.01 - 40.00	18	1,291,341.19	1.11
40.01 - 45.00	19	1,697,662.78	1.46
45.01 - 50.00	31	2,643,492.59	2.27
50.01 - 55.00	30	3,147,764.33	2.71
55.01 - 60.00	58	5,780,906.47	4.97
60.01 - 65.00	81	7,165,373.68	6.16
65.01 - 70.00	113	11,932,483.35	10.27
70.01 - 75.00	181	20,523,270.27	17.66
75.01 - 80.00	211	20,346,332.02	17.50
80.01 - 85.00	139	17,775,995.10	15.29
85.01 - 90.00	150	18,551,492.77	15.96
90.01 - 95.00	24	3,915,388.17	3.37
Total	1,077	116,241,504.23	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
N/A	1	29,000.00	0.02
451 - 500	32	2,422,662.80	2.08
501 - 550	273	27,511,738.17	23.67
551 - 600	330	33,282,320.38	28.63
601 - 650	260	30,294,005.70	26.06
651 - 700	115	14,323,881.60	12.32
701 - 750	49	6,204,726.78	5.34
751 - 800	16	2,061,531.78	1.77
801 - 805	1	111,637.02	0.10
Total	1,077	116,241,504.23	100.00

PREPAY TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
0	242	24,678,001.20	21.23
12	182	30,516,882.53	26.25
24	5	470,702.57	0.40
30	2	394,544.00	0.34
36	559	53,861,101.47	46.34
42	7	730,950.00	0.63
60	80	5,589,322.46	4.81
Total	1,077	116,241,504.23	100.00

LIEN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
First Lien	1,032	113,727,244.10	97.84
Second Lien	45	2,514,260.13	2.16
Total	1,077	116,241,504.23	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Primary	938	103,331,605.94	88.89
Non-owner	139	12,909,898.29	11.11
Total	1,077	116,241,504.23	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Single Family	834	82,962,427.52	71.37
Two-Four Family	149	21,574,457.52	18.56
Five-Eight Family	31	4,548,275.00	3.91
Multi-Use	21	3,415,952.66	2.94
Condominium	28	2,987,483.03	2.57
Manufactured Housing	14	752,908.50	0.65
Total	1,077	116,241,504.23	100.00
DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Full	826	87,866,174.40	75.59
No Income Verification	140	16,133,637.18	13.88
Limited	71	7,883,078.90	6.78
Stated Income	40	4,358,613.75	3.75
Total	1,077	116,241,504.23	100.00

GRADE :	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
A	849	98,209,365.00	84.49
B	88	6,890,447.19	5.93
C	92	7,215,581.19	6.21
D	48	3,926,110.85	3.38
Total	1,077	116,241,504.23	100.00

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Fully Amortizing	1,077	116,241,504.23	100.00
Total	1,077	116,241,504.23	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Cash Out Refinance	540	57,010,840.67	49.05
Debt Consolidation	315	35,401,920.79	30.46
Rate/Term Refinance	117	12,403,302.10	10.67
Purchase	105	11,425,440.67	9.83
Total	1,077	116,241,504.23	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Arkansas	1	86,400.00	0.07
California	3	373,850.00	0.32
Colorado	4	554,750.00	0.48
Connecticut	28	2,999,116.00	2.58
Delaware	4	351,575.00	0.30
District of Columbia	6	568,013.53	0.49
Florida	37	2,916,859.30	2.51
Georgia	50	4,605,324.93	3.96
Illinois	92	11,660,457.71	10.03
Indiana	20	1,261,258.04	1.09
Kentucky	5	331,110.00	0.28
Louisiana	11	790,774.14	0.68
Maine	2	200,000.00	0.17
Maryland	30	2,550,718.02	2.19
Massachusetts	28	3,880,295.95	3.34
Michigan	38	2,566,551.31	2.21
Minnesota	12	1,129,690.74	0.97
Mississippi	6	286,175.00	0.25
Missouri	15	1,118,473.22	0.96
Nebraska	1	56,000.00	0.05
New Hampshire	4	367,936.39	0.32
New Jersey	98	13,988,178.86	12.03
New York	206	34,389,236.08	29.58
North Carolina	60	5,636,280.52	4.85
Ohio	125	9,147,628.95	7.87
Pennsylvania	113	8,002,362.83	6.88
Rhode Island	9	1,261,600.00	1.09
South Carolina	27	2,077,476.82	1.79
Tennessee	6	373,650.00	0.32
Vermont	2	106,589.96	0.09
Virginia	23	1,753,989.19	1.51
West Virginia	4	226,250.00	0.19
Wisconsin	6	557,431.74	0.48
Wyoming	1	65,500.00	0.06
Total	1,077	116,241,504.23	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Fixed-Rate Mortgage Loans
As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:	$84,245,055
NUMBER OF LOANS:	758

			Minimum		Maximum
AVG CURRENT BALANCE:	$111,141.23		$24,969.11		$420,000.00

WAVG GROSS COUPON:	9.763%		6.690%		14.490%

WAVG CLTV:	74.51%		19.03%		95.00%
WAVG CREDIT SCORE:	609		N/A		805

WAVG ORIGINAL TERM:	320	months	72	months	360	months
WAVG REMAINING TERM:	320	months	72	months	360	months
WAVG SEASONING:	0	months	0	months	5	months

TOP PREPAYMENT CONC ($):	71.54 % Prepayment Penalty, 28.46 % No Prepayment Penalty

WAVG PREPAY TERM:	26	months	12	months	60	months

TOP STATE CONC ($):	40.17 % New York, 10.93 % New Jersey, 9.58 % Illinois
MAXIMUM ZIP CODE CONC ($):	1.41% 11203

FIRST PAY DATE:		Dec 20, 2001		Jul 01, 2002
MATURE DATE:		May 01, 2008		Jun 01, 2032

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

DELINQUENCY::	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Current	758	84,245,055.32	100.00
Total	758	84,245,055.32	100.00

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
24,969 - 50,000	160	6,022,856.67	7.15
50,001 - 100,000	272	19,706,939.60	23.39
100,001 - 150,000	140	17,253,379.67	20.48
150,001 - 200,000	85	14,923,493.77	17.71
200,001 - 250,000	55	12,220,971.58	14.51
250,001 - 300,000	27	7,356,429.17	8.73
300,001 - 350,000	11	3,649,463.10	4.33
350,001 - 400,000	6	2,282,771.76	2.71
400,001 - 420,000	2	828,750.00	0.98
Total	758	84,245,055.32	100.00

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
6.690 - 7.000	18	2,901,759.29	3.44
7.001 - 7.500	15	2,344,409.16	2.78
7.501 - 8.000	47	7,613,846.30	9.04
8.001 - 8.500	32	4,810,453.11	5.71
8.501 - 9.000	78	10,431,464.96	12.38
9.001 - 9.500	76	8,739,868.88	10.37
9.501 - 10.000	110	12,143,533.99	14.41
10.001 - 10.500	88	8,951,720.94	10.63
10.501 - 11.000	108	11,231,786.04	13.33
11.001 - 11.500	60	5,427,850.63	6.44
11.501 - 12.000	44	3,839,774.99	4.56
12.001 - 12.500	36	3,030,899.31	3.60
12.501 - 13.000	21	1,402,576.51	1.66
13.001 - 13.500	11	750,416.56	0.89
13.501 - 14.000	11	506,194.65	0.60
14.001 - 14.490	3	118,500.00	0.14
Total	758	84,245,055.32	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
72 - 90	6	411,430.00	0.49
91 - 150	40	2,893,445.12	3.43
151 - 210	105	9,044,218.47	10.74
211 - 270	64	6,622,573.81	7.86
271 - 330	27	2,604,792.56	3.09
331 - 360	516	62,668,595.36	74.39
Total	758	84,245,055.32	100.00

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
72 - 120	30	2,109,228.84	2.50
121 - 180	118	9,941,514.75	11.80
181 - 240	65	6,722,923.81	7.98
241 - 300	22	2,015,443.51	2.39
301 - 360	523	63,455,944.41	75.32
Total	758	84,245,055.32	100.00

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
0	728	80,466,066.76	95.51
1 - 5	30	3,778,988.56	4.49
Total	758	84,245,055.32	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

COMB LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
19.03 - 20.00	3	135,864.96	0.16
20.01 - 25.00	6	348,960.94	0.41
25.01 - 30.00	4	286,125.97	0.34
30.01 - 35.00	6	545,914.56	0.65
35.01 - 40.00	14	970,349.72	1.15
40.01 - 45.00	19	1,697,662.78	2.02
45.01 - 50.00	25	1,875,029.03	2.23
50.01 - 55.00	24	2,642,705.65	3.14
55.01 - 60.00	44	4,669,600.73	5.54
60.01 - 65.00	54	5,336,721.96	6.33
65.01 - 70.00	82	9,448,607.89	11.22
70.01 - 75.00	131	15,330,299.61	18.20
75.01 - 80.00	130	12,921,634.23	15.34
80.01 - 85.00	92	11,639,457.28	13.82
85.01 - 90.00	102	12,900,631.84	15.31
90.01 - 95.00	22	3,495,488.17	4.15
Total	758	84,245,055.32	100.00

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
N/A	1	29,000.00	0.03
451 - 500	19	1,536,955.48	1.82
501 - 550	161	16,555,296.34	19.65
551 - 600	212	21,561,771.75	25.59
601 - 650	202	23,458,802.22	27.85
651 - 700	99	12,958,241.93	15.38
701 - 750	48	6,096,726.78	7.24
751 - 800	15	1,936,623.80	2.30
801 - 805	1	111,637.02	0.13
Total	758	84,245,055.32	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

PREPAY TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
0	237	23,978,142.67	28.46
12	181	30,478,382.53	36.18
24	1	79,459.98	0.09
30	2	394,544.00	0.47
36	260	23,792,304.91	28.24
42	5	615,250.00	0.73
60	72	4,906,971.23	5.82
Total	758	84,245,055.32	100.00

LIEN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
First Lien	713	81,730,795.19	97.02
Second Lien	45	2,514,260.13	2.98
Total	758	84,245,055.32	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Primary	646	73,352,301.23	87.07
Non-owner	112	10,892,754.09	12.93
Total	758	84,245,055.32	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Single Family	554	54,958,448.86	65.24
Two-Four Family	118	18,508,362.27	21.97
Five-Eight Family	31	4,548,275.00	5.40
Multi-Use	21	3,415,952.66	4.05
Condominium	20	2,061,108.03	2.45
Manufactured Housing	14	752,908.50	0.89
Total	758	84,245,055.32	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Full	570	63,326,923.43	75.17
No Income Verification	107	11,832,411.77	14.05
Limited	53	6,045,106.37	7.18
Stated Income	28	3,040,613.75	3.61
Total	758	84,245,055.32	100.00

GRADE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
A	623	73,507,212.13	87.25
B	50	4,138,219.44	4.91
C	57	4,246,660.84	5.04
D	28	2,352,962.91	2.79
Total	758	84,245,055.32	100.00

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Fully Amortizing	758	84,245,055.32	100.00
Total	758	84,245,055.32	100.00

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Cash Out Refinance	389	43,042,983.57	51.09
Debt Consolidation	224	25,243,210.34	29.96
Rate/Term Refinance	78	8,265,939.16	9.81
Purchase	67	7,692,922.25	9.13
Total	758	84,245,055.32	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Arkansas	1	86,400.00	0.10
California	3	373,850.00	0.44
Colorado	1	100,000.00	0.12
Connecticut	18	1,936,867.53	2.30
Delaware	1	32,475.00	0.04
District of Columbia	5	405,613.53	0.48
Florida	24	1,648,917.12	1.96
Georgia	31	2,534,934.28	3.01
Illinois	66	8,068,908.37	9.58
Indiana	6	429,323.04	0.51
Kentucky	2	97,060.00	0.12
Louisiana	10	715,574.14	0.85
Maryland	18	1,021,183.77	1.21
Massachusetts	20	2,741,445.95	3.25
Michigan	13	768,350.00	0.91
Minnesota	5	615,250.00	0.73
Mississippi	4	200,625.00	0.24
Missouri	9	565,842.20	0.67
New Hampshire	4	367,936.39	0.44
New Jersey	63	9,206,385.47	10.93
New York	202	33,839,377.55	40.17
North Carolina	60	5,636,280.52	6.69
Ohio	63	4,482,484.86	5.32
Pennsylvania	75	4,503,790.38	5.35
Rhode Island	5	472,500.00	0.56
South Carolina	27	2,077,476.82	2.47
Tennessee	5	310,650.00	0.37
Vermont	2	106,589.96	0.13
Virginia	11	652,913.44	0.78
West Virginia	3	192,500.00	0.23
Wisconsin	1	53,550.00	0.06
Total	758	84,245,055.32	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Adjustable-Rate Mortgage Loans
As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:	$31,996,449
NUMBER OF LOANS:	319

			Minimum		Maximum
AVG CURRENT BALANCE:	$100,302.35		$24,987.81		$500,000.00

WAVG GROSS COUPON:	9.788%		6.790%		13.840%

WAVG GROSS MARGIN:	8.032%		5.040%		12.940%
WAVG PERIOD RATE CAP:	1.000%		1.000%		1.000%
WAVG MIN INT RATE:	9.788%		6.790%		13.840%
WAVG MAX INT RATE:	16.788%		13.790%		20.840%

WAVG NEXT RESET:	36	months	24	months	38	months

WAVG LTV:	77.42%		20.00%		95.00%
WAVG CREDIT SCORE:	573		491		771

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	360	months	359	months	360	months
WAVG SEASONING:	0	months	0	months	1	months

TOP PREPAYMENT CONC ($):	97.81 % Prepayment Penalty, 2.19 % No Prepayment Penalty
WAVG PREPAY TERM:	36	months	12	months	60	months

TOP STATE CONC ($):	14.94 % New Jersey, 14.58 % Ohio, 11.22 % Illinois
MAXIMUM ZIP CODE CONC ($):	1.69% 07601

FIRST PAY DATE:		Apr 01, 2002		Jul 01, 2002
NEXT RATE CHANGE DATE:		Apr 01, 2004		Jun 01, 2005
MATURE DATE:		Mar 01, 2032		Jun 01, 2032

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Current	319	31,996,448.91	100.00
Total	319	31,996,448.91	100.00

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
24,988 - 50,000	69	2,644,761.07	8.27
50,001 - 100,000	125	9,014,301.27	28.17
100,001 - 150,000	64	7,756,381.38	24.24
150,001 - 200,000	34	5,729,464.04	17.91
200,001 - 250,000	16	3,497,271.15	10.93
250,001 - 300,000	8	2,196,920.00	6.87
300,001 - 350,000	2	657,350.00	2.05
450,001 - 500,000	1	500,000.00	1.56
Total	319	31,996,448.91	100.00

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
6.790 - 7.000	1	105,000.00	0.33
7.001 - 7.500	1	157,000.00	0.49
7.501 - 8.000	10	1,237,787.08	3.87
8.001 - 8.500	20	2,579,995.23	8.06
8.501 - 9.000	36	4,686,198.47	14.65
9.001 - 9.500	49	5,122,042.36	16.01
9.501 - 10.000	73	7,740,596.48	24.19
10.001 - 10.500	30	2,639,839.40	8.25
10.501 - 11.000	40	3,474,388.17	10.86
11.001 - 11.500	19	1,242,621.94	3.88
11.501 - 12.000	15	1,249,679.27	3.91
12.001 - 12.500	5	412,275.00	1.29
12.501 - 13.000	12	962,643.94	3.01
13.001 - 13.500	7	340,881.57	1.07
13.501 - 13.840	1	45,500.00	0.14
Total	319	31,996,448.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
5.040 - 5.500	7	760,393.67	2.38
5.501 - 6.000	5	562,948.35	1.76
6.001 - 6.500	12	1,358,194.64	4.24
6.501 - 7.000	30	4,073,895.68	12.73
7.001 - 7.500	41	4,980,490.55	15.57
7.501 - 8.000	49	4,779,399.60	14.94
8.001 - 8.500	58	6,459,268.34	20.19
8.501 - 9.000	31	2,395,230.63	7.49
9.001 - 9.500	32	2,649,670.73	8.28
9.501 - 10.000	21	1,543,917.68	4.83
10.001 - 10.500	9	424,612.07	1.33
10.501 - 11.000	11	1,165,303.93	3.64
11.001 - 11.500	10	436,873.04	1.37
11.501 - 12.000	2	370,500.00	1.16
12.501 - 12.940	1	35,750.00	0.11
Total	319	31,996,448.91	100.00

MIN INTEREST RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
6.790 - 10.000	190	21,628,619.62	67.60
10.001 - 10.500	30	2,639,839.40	8.25
10.501 - 11.000	40	3,474,388.17	10.86
11.001 - 11.500	19	1,242,621.94	3.88
11.501 - 12.000	15	1,249,679.27	3.91
12.001 - 12.500	5	412,275.00	1.29
12.501 - 13.000	12	962,643.94	3.01
13.001 - 13.500	7	340,881.57	1.07
13.501 - 13.840	1	45,500.00	0.14
Total	319	31,996,448.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

MAX INTEREST RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
13.790 - 17.000	190	21,628,619.62	67.60
17.001 - 17.500	30	2,639,839.40	8.25
17.501 - 18.000	40	3,474,388.17	10.86
18.001 - 18.500	19	1,242,621.94	3.88
18.501 - 19.000	15	1,249,679.27	3.91
19.001 - 19.500	5	412,275.00	1.29
19.501 - 20.000	12	962,643.94	3.01
20.001 - 20.500	7	340,881.57	1.07
20.501 - 20.840	1	45,500.00	0.14
Total	319	31,996,448.91	100.00

NEXT RATE ADJUSTMENT DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
04/01/04 - 04/30/04	1	124,042.59	0.39
05/01/04 - 05/31/04	5	884,400.00	2.76
03/01/05 - 03/31/05	4	488,726.82	1.53
04/01/05 - 04/30/05	109	10,910,703.95	34.10
05/01/05 - 05/31/05	179	17,660,325.55	55.19
06/01/05 - 06/30/05	21	1,928,250.00	6.03
Total	319	31,996,448.91	100.00

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
360 - 360	319	31,996,448.91	100.00
Total	319	31,996,448.91	100.00

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
359 - 360	319	31,996,448.91	100.00
Total	319	31,996,448.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
0	315	31,507,722.09	98.47
1 - 1	4	488,726.82	1.53
Total	319	31,996,448.91	100.00

LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
20.00 - 20.00	1	36,988.53	0.12
20.01 - 25.00	1	40,000.00	0.13
25.01 - 30.00	1	76,146.55	0.24
35.01 - 40.00	4	320,991.47	1.00
45.01 - 50.00	6	768,463.56	2.40
50.01 - 55.00	6	505,058.68	1.58
55.01 - 60.00	14	1,111,305.74	3.47
60.01 - 65.00	27	1,828,651.72	5.72
65.01 - 70.00	31	2,483,875.46	7.76
70.01 - 75.00	50	5,192,970.66	16.23
75.01 - 80.00	81	7,424,697.79	23.20
80.01 - 85.00	47	6,136,537.82	19.18
85.01 - 90.00	48	5,650,860.93	17.66
90.01 - 95.00	2	419,900.00	1.31
Total	319	31,996,448.91	100.00

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
491 - 500	13	885,707.32	2.77
501 - 550	112	10,956,441.83	34.24
551 - 600	118	11,720,548.63	36.63
601 - 650	58	6,835,203.48	21.36
651 - 700	16	1,365,639.67	4.27
701 - 750	1	108,000.00	0.34
751 - 771	1	124,907.98	0.39
Total	319	31,996,448.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

PREPAY TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
0	5	699,858.53	2.19
12	1	38,500.00	0.12
24	4	391,242.59	1.22
36	299	30,068,796.56	93.98
42	2	115,700.00	0.36
60	8	682,351.23	2.13
Total	319	31,996,448.91	100.00

LIEN:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
First Lien	319	31,996,448.91	100.00
Total	319	31,996,448.91	100.00

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Primary	292	29,979,304.71	93.70
Non-owner	27	2,017,144.20	6.30
Total	319	31,996,448.91	100.00

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Single Family	280	28,003,978.66	87.52
Two-Four Family	31	3,066,095.25	9.58
Condominium	8	926,375.00	2.90
Total	319	31,996,448.91	100.00

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Full	256	24,539,250.97	76.69
No Income Verification	33	4,301,225.41	13.44
Limited	18	1,837,972.53	5.74
Stated Income	12	1,318,000.00	4.12
Total	319	31,996,448.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

GRADE :	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
A	226	24,702,152.87	77.20
B	38	2,752,227.75	8.60
C	35	2,968,920.35	9.28
D	20	1,573,147.94	4.92
Total	319	31,996,448.91	100.00

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Fully Amortizing	319	31,996,448.91	100.00
Total	319	31,996,448.91	100.00

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Cash Out Refinance	151	13,967,857.10	43.65
Debt Consolidation	91	10,158,710.45	31.75
Rate/Term Refinance	39	4,137,362.94	12.93
Purchase	38	3,732,518.42	11.67
Total	319	31,996,448.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities and has not been independently verified by Wachovia Securities.  Accordingly, Wachovia Securities makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

STATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Stat Calc Date	% of Aggregate Principal Balance Outstanding as of the Stat Calc Date
Colorado	3	454,750.00	1.42
Connecticut	10	1,062,248.47	3.32
Delaware	3	319,100.00	1.00
District of Columbia	1	162,400.00	0.51
Florida	13	1,267,942.18	3.96
Georgia	19	2,070,390.65	6.47
Illinois	26	3,591,549.34	11.22
Indiana	14	831,935.00	2.60
Kentucky	3	234,050.00	0.73
Louisiana	1	75,200.00	0.24
Maine	2	200,000.00	0.63
Maryland	12	1,529,534.25	4.78
Massachusetts	8	1,138,850.00	3.56
Michigan	25	1,798,201.31	5.62
Minnesota	7	514,440.74	1.61
Mississippi	2	85,550.00	0.27
Missouri	6	552,631.02	1.73
Nebraska	1	56,000.00	0.18
New Jersey	35	4,781,793.39	14.94
New York	4	549,858.53	1.72
Ohio	62	4,665,144.09	14.58
Pennsylvania	38	3,498,572.45	10.93
Rhode Island	4	789,100.00	2.47
Tennessee	1	63,000.00	0.20
Virginia	12	1,101,075.75	3.44
West Virginia	1	33,750.00	0.11
Wisconsin	5	503,881.74	1.57
Wyoming	1	65,500.00	0.20
Total	319	31,996,448.91	100.00